Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO

18 U.S. C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I Joshua R. Disbrow, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002, that, to my knowledge, the Quarterly Report on Form 10‑Q of Aytu BioPharma, Inc. for the fiscal quarter ended December 31, 2023, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10‑Q fairly presents, in all material respects, the financial condition and results of operations of Aytu BioPharma, Inc.

Date: February 14, 2024

	By:	/s/ Joshua R. Disbrow
Joshua R. Disbrow
Chairman and Chief Executive Officer
(Principal Executive Officer)

I Mark K. Oki, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002, that, to my knowledge, the Quarterly Report on Form 10‑Q of Aytu BioPharma, Inc. for the fiscal quarter ended December 31, 2023, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10‑Q fairly presents, in all material respects, the financial condition and results of operations of Aytu BioPharma, Inc.

Date: February 14, 2024

	By:	/s/ Mark K. Oki
Mark K. Oki
Chief Financial Officer
(Principal Financial Officer)
(Principal Accounting Officer)